Exhibit 99.2
ThredUp Inc.
First Quarter 2025 Supplemental Financials
All results reported are for continuing operations, unless otherwise noted.
Key Financial Metrics for the Quarter
•Revenue of $71.3 million
◦vs. $64.5 million in 1Q24
◦Increase of 10.5% YoY
•Gross profit of $56.4 million
◦vs. $51.7 million in 1Q24
◦Increase of 9.0% YoY
•Gross margin of 79.1%
◦vs. 80.1% in 1Q24
•Loss from continuing operations of $5.2 million
◦vs. loss of $12.2 million in 1Q24
•Adjusted EBITDA from continuing operations of $3.8 million
◦vs. $1.9 million in 1Q24
•Adjusted EBITDA from continuing operations margin of 5.3%
◦vs. 2.9% in 1Q24
•Cash, cash equivalents, restricted cash and short-term marketable securities were $55.4 million at the quarter end
•Total quarter Active Buyers of 1,370 thousand
◦vs. 1,296 thousand in 1Q24
◦Increase of 5.7% YoY
•Orders of 1,371 thousand
◦vs. 1,181 thousand in 1Q24
◦Increase of 16.1% YoY

Conference Call and Webcast
•The live and archived webcast and all related earnings materials will be available at ThredUp’s investor relations website: ir.thredup.com/news-events/events-and-presentations.

Financial Outlook
For second quarter 2025, ThredUp expects:
•Revenue in the range of $72.5 million to $74.5 million
•Gross margin in the range of 77.0% to 79.0%
•Adjusted EBITDA margin of approximately 3.3%
•Depreciation and amortization of approximately $3.2 million
•Stock-based compensation of approximately $3.7 million
•Weighted-average shares of approximately 119 million

For fiscal year 2025, ThredUp expects:
•Revenue in the range $281.0 million to $291.0 million
•Gross margin in the range of 77.0% to 79.0%
•Adjusted EBITDA margin of approximately 4.0%
•Depreciation and amortization of approximately $12.6 million
•Stock-based compensation of approximately $16.0 million
•Weighted-average shares of approximately 122 million

ThredUp Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages, unaudited)
Three Months Ended	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Revenue	$66,720	$68,093	$61,447	$64,533	$66,717	$61,514	$67,267	$71,291
Cost of revenue	15,734	14,633	13,825	12,820	14,159	12,760	13,167	14,920
Gross profit	50,986	53,460	47,622	51,713	52,558	48,754	54,100	56,371
Gross margin	76.4%	78.5%	77.5%	80.1%	78.8%	79.3%	80.4%	79.1%
Operating expenses:
Operations, product and technology	36,148	37,195	34,668	37,125	34,975	33,296	36,814	35,126
Marketing	14,952	15,494	7,554	10,851	13,258	12,912	11,618	13,143
Sales, general and administrative	14,417	13,737	13,994	16,132	13,930	13,010	13,823	13,536
Total operating expenses	65,517	66,426	56,216	64,108	62,163	59,218	62,255	61,805
Operating expenses as a % of revenue	98.2%	97.6%	91.5%	99.3%	93.2%	96.3%	92.5%	86.7%
Operating loss	(14,531)	(12,966)	(8,594)	(12,395)	(9,605)	(10,464)	(8,155)	(5,434)
Operating loss % of revenue	(21.8)%	(19.0)%	(14.0)%	(19.2)%	(14.4)%	(17.0)%	(12.1)%	(7.6)%
Interest expense	(721)	(732)	(709)	(677)	(652)	(629)	(567)	(514)
Other income, net	766	835	826	893	871	739	671	790
Loss before income taxes	(14,486)	(12,863)	(8,477)	(12,179)	(9,386)	(10,354)	(8,051)	(5,158)
Provision (benefit) for income taxes	12	3	(5)	11	6	4	8	57
Loss from continuing operations	(14,498)	(12,866)	(8,472)	(12,190)	(9,392)	(10,358)	(8,059)	(5,215)
Loss from continuing operations margin	(21.7)%	(18.9)%	(13.8)%	(18.9)%	(14.1)%	(16.8)%	(12.0)%	(7.3)%
Loss from discontinued operations	(4,262)	(5,216)	(6,141)	(4,364)	(4,562)	(14,413)	(13,648)	—
Net loss	$(18,760)	$(18,082)	$(14,613)	$(16,554)	$(13,954)	$(24,771)	$(21,707)	$(5,215)

ThredUp Inc.
Reconciliation of Loss from Continuing Operations to Adjusted EBITDA (Loss)
(in thousands, except percentages, unaudited)
Three Months Ended	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Loss from continuing operations	$(14,498)	$(12,866)	$(8,472)	$(12,190)	$(9,392)	$(10,358)	$(8,059)	$(5,215)
Stock-based compensation expense	7,036	7,572	6,507	6,911	6,719	6,162	6,055	5,520
Depreciation and amortization	3,654	4,171	3,665	3,748	3,622	3,526	6,432	3,169
Interest expense	721	732	709	677	652	629	567	514
Provision (benefit) for income taxes	12	3	(5)	11	6	4	8	57
Gain on sale of non-marketable equity investment	—	—	—	—	—	—	—	(234)
Severance and other reorganization costs	255	507	138	2,731	(119)	351	(14)	(3)
Adjusted EBITDA (loss)	$(2,820)	$119	$2,542	$1,888	$1,488	$314	$4,989	$3,808
Adjusted EBITDA (loss) margin	(4.2)%	0.2%	4.1%	2.9%	2.2%	0.5%	7.4%	5.3%

ThredUp Inc.
Active Buyers and Orders
(in thousands, unaudited)
Three Months Ended	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Active Buyers	1,332	1,346	1,357	1,296	1,257	1,248	1,274	1,370
Orders	1,269	1,309	1,200	1,181	1,271	1,172	1,226	1,371

ThredUp Inc.
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(in thousands, except percentages, unaudited)
Three Months Ended	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Operations, product, and technology	$36,148	$37,195	$34,668	$37,125	$34,975	$33,296	$36,814	$35,126
Marketing	14,952	15,494	7,554	10,851	13,258	12,912	11,618	13,143
Sales, general, and administrative	14,417	13,737	13,994	16,132	13,930	13,010	13,823	13,536
Total operating expenses	65,517	66,426	56,216	64,108	62,163	59,218	62,255	61,805
Less: Stock-based compensation expense	(7,036)	(7,572)	(6,507)	(6,911)	(6,719)	(6,162)	(6,055)	(5,520)
Less: Severance and other reorganization costs	(255)	(507)	(138)	(2,731)	119	(351)	14	3
Total non-GAAP operating expenses	$58,226	$58,347	$49,571	$54,466	$55,563	$52,705	$56,214	$56,288
Non-GAAP operating expenses % of revenue	87.3%	85.7%	80.7%	84.4%	83.3%	85.7%	83.6%	79.0%

ThredUp Inc.
Stock-Based Compensation Expense Details
(in thousands, unaudited)
Three Months Ended	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Operations, product, and technology	$2,637	$2,662	$2,528	$2,513	$2,821	$3,046	$3,002	$2,645
Marketing	845	1,181	316	152	107	112	116	114
Sales, general, and administrative	3,554	3,729	3,663	4,246	3,791	3,004	2,937	2,761
Total stock-based compensation expense	$7,036	$7,572	$6,507	$6,911	$6,719	$6,162	$6,055	$5,520

ThredUp Inc.
Severance and Other Reorganization Costs Details
(in thousands, unaudited)
Three Months Ended	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Operations, product, and technology	$—	$148	$79	$1,077	$(94)	$—	$—	$—
Marketing	255	243	59	421	—	—	—	—
Sales, general, and administrative	—	116	—	1,233	(25)	351	(14)	(3)
Total severance and other reorganization costs	$255	$507	$138	$2,731	$(119)	$351	$(14)	$(3)

ThredUp Inc.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)
	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Assets:
Current assets:
Cash and cash equivalents	$43,135	$40,197	$31,851	$41,057
Marketable securities	10,525	11,581	12,325	5,719
Accounts receivable, net	3,650	4,067	3,567	4,234
Other current assets	7,876	5,619	9,179	9,450
Current assets of discontinued operations	12,993	11,901	—	—
Total current assets	78,179	73,365	56,922	60,460
Operating lease right-of-use assets	31,025	29,946	28,853	27,773
Property and equipment, net	73,264	72,156	68,480	67,517
Goodwill	10,887	11,369	10,746	10,746
Other assets	5,547	5,407	6,224	6,004
Non-current assets of discontinued operations	32,309	22,701	—	—
Total assets	$231,211	$214,944	$171,225	$172,500
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$6,120	$8,737	$8,326	$13,000
Accrued and other current liabilities	29,284	29,466	29,856	28,381
Seller payable	18,419	18,804	15,142	15,758
Operating lease liabilities, current	3,793	3,832	4,345	4,606
Current portion of long-term debt	3,847	3,851	3,855	3,860
Current liabilities of discontinued operations	12,186	11,713	—	—
Total current liabilities	73,649	76,403	61,524	65,605
Operating lease liabilities, non-current	35,081	33,802	32,489	31,140
Long-term debt, net of current portion	20,080	19,116	18,151	17,184
Other non-current liabilities	2,194	2,234	2,760	2,488
Non-current liabilities of discontinued operations	13,718	14,117	—	—
Total liabilities	144,722	145,672	114,924	116,417
Commitments and contingencies
Stockholders’ equity:
Common stock	11	11	11	11
Additional paid-in capital	599,333	605,687	612,148	617,150
Accumulated other comprehensive income (loss)	(3,472)	(2,272)	3	(2)
Accumulated deficit	(509,383)	(534,154)	(555,861)	(561,076)
Total stockholders’ equity	86,489	69,272	56,301	56,083
Total liabilities and stockholders’ equity	$231,211	$214,944	$171,225	$172,500

ThredUp Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)
Three Months Ended	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Cash flows from continuing operating activities:
Loss from continuing operations	$(9,392)	$(10,358)	$(8,059)	$(5,215)
Adjustments to reconcile loss from continuing operations to net cash provided by (used in) continuing operating activities:
Stock-based compensation expense	6,719	6,162	6,055	5,520
Depreciation and amortization	3,622	3,526	6,432	3,169
Reduction in carrying amount of right-of-use assets	1,091	1,080	1,092	1,080
Other	(752)	28	669	(183)
Changes in operating assets and liabilities:
Accounts receivable, net	637	(419)	555	(667)
Other current and non-current assets	255	2,310	(842)	(29)
Accounts payable	560	2,592	(486)	4,719
Accrued and other current liabilities	(2,664)	(82)	(289)	(1,863)
Seller payable	(1,851)	386	(3,663)	617
Operating lease liabilities	(1,260)	(1,238)	(801)	(1,088)
Other non-current liabilities	—	—	—	(317)
Net cash provided by (used in) continuing operating activities	(3,035)	3,987	663	5,743
Cash flows from continuing investing activities:
Purchases of marketable securities	(6,488)	(9,520)	(7,103)	(3,214)
Sale and maturities of marketable securities	8,500	8,600	6,500	10,104
Purchases of property and equipment	(848)	(2,147)	(2,463)	(1,815)
Net cash provided by (used in) continuing investing activities	1,164	(3,067)	(3,066)	5,075
Cash flows from continuing financing activities:
Repayment of debt	(1,000)	(1,000)	(1,000)	(1,000)
Proceeds from issuance of stock-based awards	1,061	282	1,597	1,151
Payment of withholding taxes on stock-based awards	(1,243)	(545)	(1,064)	(1,740)
Net cash used in continuing financing activities	(1,182)	(1,263)	(467)	(1,589)
Net change in cash, cash equivalents and restricted cash from continuing operations	(3,053)	(343)	(2,870)	9,229

Net cash flow used in discontinued operating activities	(1,936)	(641)	467	—
Net cash flow used in discontinued investing activities	(323)	(425)	(5,399)	—
Net change in cash, cash equivalents and restricted cash from discontinued operations	(2,259)	(1,066)	(4,932)	—
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(45)	281	(707)	—
Net change in cash, cash equivalents, and restricted cash	(5,357)	(1,128)	(8,509)	9,229
Cash, cash equivalents, and restricted cash, beginning of period	55,482	50,125	48,997	40,488
Cash, cash equivalents, and restricted cash, end of period	$50,125	$48,997	$40,488	$49,717

ThredUp Inc.
Reconciliation of Net Cash Provided By (Used In) Operating Activities to Non-GAAP Free Cash Flow from Continuing Operations
(in thousands, unaudited)
Three Months Ended	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Net cash provided by (used in) continuing operating activities	$(3,035)	$3,987	$663	$5,743
Less: Purchases of property and equipment	(848)	(2,147)	(2,463)	(1,815)
Non-GAAP free cash flow from continuing operations	$(3,883)	$1,840	$(1,800)	$3,928

Investors
ir@thredup.com
Media
media@thredup.com
About ThredUp
ThredUp is transforming resale with technology and a mission to inspire the world to think secondhand first. By making it easy to buy and sell secondhand, ThredUp has become one of the world's largest online resale platforms for apparel, shoes and accessories. Sellers enjoy ThredUp because we make it easy to clean out their closets and unlock value for themselves or for the charity of their choice while doing good for the planet. Buyers enjoy shopping value, premium and luxury brands all in one place, at up to 90% off estimated retail price. Our proprietary operating platform is the foundation for our managed marketplace and consists of distributed processing infrastructure, proprietary software and systems and data science expertise. With ThredUp’s Resale-as-a-Service, some of the world's leading brands and retailers are leveraging our platform to deliver customizable, scalable resale experiences to their customers. ThredUp has processed over 200 million unique secondhand items from 60,000 brands across 100 categories. By extending the life cycle of clothing, ThredUp is changing the way consumers shop and ushering in a more sustainable future for the fashion industry.
Forward-Looking Statements
This financial supplement contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential”, “looking forward,” “seeking” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this financial supplement include, but are not limited to, guidance on financial results for the second quarter and full year of 2025; statements about future operating results, capital expenditures and other developments in our business and our long term growth; trends, consumer demand and growth in the online resale markets; the momentum of our business; our investments in technology and infrastructure, including with respect to AI technologies such as AI enabled search features and image search; the success and expansion of our RaaS® model and the timing and plans for future RaaS® clients; our ability to attract new Active Buyers, including our efforts to make resale more engaging and accessible to a wider audience through innovative shopping experiences; and our ability to successfully integrate and realize the benefits of our past or future strategic acquisitions, investments or divestitures and legal and regulatory developments.
More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The forward-looking statements in this financial supplement are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing ThredUp’s views as of any date subsequent to the date of this financial supplement.

Additional information regarding these and other factors that could affect ThredUp's results is included in ThredUp’s SEC filings, which may be obtained by visiting our Investor Relations website at ir.thredup.com or the SEC's website at www.sec.gov.
Non-GAAP Financial Measures and Other Operating and Business Metrics
This financial supplement and the accompanying tables contain non-GAAP financial measures: Adjusted EBITDA (loss) from continuing operations, Adjusted EBITDA (loss) from continuing operations margin, and Non-GAAP operating expenses. In addition to our results determined in accordance with GAAP, we believe that these non-GAAP financial measures, are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate and assess our operating performance and the operating leverage in our business, and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures, when taken collectively with our GAAP results, may be helpful to investors because they provide consistency and comparability with past financial performance and assist in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. These non-GAAP financial measures are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP financial measures used by other companies.
A reconciliation is provided above for Non-GAAP Adjusted EBITDA (loss) from continuing operations to loss from continuing operations, the most directly comparable financial measures stated in accordance with GAAP. We calculate Adjusted EBITDA (loss) from continuing operations as loss from continuing operations adjusted to exclude, where applicable in a given period, stock-based compensation expense, depreciation and amortization, interest expense, provision (benefit) for income taxes, gain on sale of non-marketable equity investment, and severance and other reorganization costs.
A reconciliation is provided above for Non-GAAP operating expenses to Total operating expenses, the most directly comparable financial measures stated in accordance with GAAP. Non-GAAP operating expenses are operating expenses adjusted to exclude stock-based compensation expense and severance and other reorganization costs.
A reconciliation is provided above for Non-GAAP free cash flow to Net cash provided by (used in) continuing operating activities, the most directly comparable financial measure stated in accordance with GAAP. We calculate free cash flow as Net cash provided by (used in) continuing operating activities reduced by Purchases of property and equipment.
ThredUp is not providing a quantitative reconciliation of forward-looking guidance of the non-GAAP measures above, including Adjusted EBITDA margin to net loss margin, the most directly comparable financial measure under GAAP, because certain items are out of ThredUp’s control or cannot be reasonably predicted. We calculate Adjusted EBITDA as net loss adjusted to exclude, where applicable in a given period, depreciation and amortization, stock-based compensation expense, severance and other reorganization costs, interest expense, provision (benefit) for income taxes, gain on sale of non-marketable equity investment, and severance and other reorganization costs. Adjusted EBITDA margin represents Adjusted EBITDA divided by Revenue for the same period. Accordingly, a reconciliation for Adjusted EBITDA in order to calculate forward-looking Adjusted EBITDA margin is not available without unreasonable effort. These items are uncertain, depend on various factors, and could result in projected net loss being materially greater than is indicated by the currently estimated Adjusted EBITDA margin.

We encourage investors to review our results determined in accordance with GAAP and the accompanying reconciliations for more information.
An Active Buyer is a ThredUp buyer who has made at least one purchase in the last twelve months. A ThredUp buyer is a customer who has created an account and purchased in our marketplaces, including through our RaaS® clients, and is identified by a unique email address. A single person could have multiple ThredUp accounts and count as multiple Active Buyers.
Orders are defined as the total number of orders placed by buyers across our marketplaces, including through our RaaS® clients, in a given period, net of cancellations.